Summary Prospectus April 1, 2016
CLASS A (MLOAX), CLASS C (MLOCX), CLASS I (MLOIX),
CLASS R (MLORX) AND CLASS Z (MLOZX) SHARES
Cohen & Steers MLP & Energy Opportunity Fund, Inc.
Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.cohenandsteers.com/prospectus. You can also get this information at no cost by calling 800.330.7348 or by sending an e-mail request to marketing@cohenandsteers.com. The current prospectus and statement of additional information, dated April 1, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The investment objective of Cohen & Steers MLP & Energy Opportunity Fund, Inc. (the “Fund”) is to provide attractive total return, comprised of current income and price appreciation.
Fund Fees and Expenses
This table describes the fees and expenses that you could pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $100,000 in Cohen & Steers funds. More information about these and other discounts is available from your financial intermediary and in “How to Purchase, Exchange and Sell Fund Shares—Purchasing the Class of Fund Shares that is Best for You” in the Fund’s prospectus (the “Prospectus”) and “Reducing the Initial Sales Load on Class A Shares” in the Fund’s Statement of Additional Information (the “SAI”).
	Class A	Class C	Class I	Class R	Class Z
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed On Purchases (as % of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00% (1)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.75%	None	0.50%	None
Other Expenses	0.56%	0.56%	0.56%	0.56%	0.56%
Shareholder Service Fee(2)	0.10%	0.25%	0.10%	None	None
Total Other Expenses(3)	0.66%	0.81%	0.66%	0.56%	0.56%
Total Annual Fund Operating Expenses(3,4)	1.91%	2.56%	1.66%	2.06%	1.56%
Fee Waiver/Expense Reimbursement(5)	(0.45)%	(0.45)%	(0.55)%	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses (after fee waiver/expense reimbursement)(4,5)	1.46%	2.11%	1.11%	1.61%	1.11%
(1)	For Class C shares, the maximum deferred sales charge does not apply after one year.
(2)	Estimated to reflect the maximum amount of shareholder servicing fees that may be paid by a share class. Actual amounts could be less.
(3)	This expense information differs from the Fund’s most recent annual report. Total other expenses have been restated to reflect estimated other expenses to be incurred for the fiscal year ending November 30, 2016.
(4)	Excludes extraordinary expenses, approved by the Board of Directors pursuant to the Fund’s expense reimbursement agreement. With these expenses the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 1.92% and 1.47% for Class A shares, 2.57% and 2.12% for Class C shares, 1.67% and 1.12% for Class I shares, 2.07% and 1.62% for Class R Shares, and 1.57% and 1.12% for Class Z shares, respectively.
(5)	Cohen & Steers Capital Management, Inc., the Fund's investment advisor (the “Advisor”), has contractually agreed to waive, through June 30, 2017, the Fund's total annual operating expenses (excluding acquired fund fees and expenses, taxes and extraordinary expenses) to 1.45% for Class A shares, 2.10% for Class C shares, 1.10% for Class I shares, 1.60% for Class R shares and 1.10% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the Advisor and will terminate automatically in the event of termination of the investment advisory agreement between the Advisor and the Fund.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or

MLOSPRO-0416

do not redeem your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the Advisor did not waive its fee and/or reimburse expenses after June 30, 2017 (through June 30, 2017, expenses are based on the net amount pursuant to the fee waiver/expense reimbursement agreement). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$592	$970	$1,385	$2,538
Class C Shares
Assuming redemption at the end of the period	$314	$743	$1,310	$2,853
Assuming no redemption at the end of the period	$214	$743	$1,310	$2,853
Class I Shares	$113	$456	$ 837	$1,907
Class R Shares	$164	$591	$1,056	$2,344
Class Z Shares	$113	$437	$ 796	$1,808
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Master Limited Partnerships (“MLPs”) and Related Companies (as defined herein). The Fund may invest in MLPs and Related Companies of any market capitalization. “MLPs and Related Companies” may include:
(i) MLPs—energy-related master limited partnerships and limited liability companies that are publicly traded and treated as partnerships or C corporations for U.S. federal income tax purposes. Direct investments in MLPs may take the form of debt or equity, including, without limitation, common units, preferred units, convertible subordinated units and securities of affiliates of MLPs, substantially all of whose assets consist of units or ownership interests of an affiliated MLP (which includes, without limitation, general partner interests, incentive distribution rights, common units and subordinated units);
(ii) securities of companies other than MLPs that derive at least 50% of their revenues or operating income from the exploration, production, gathering, transportation, processing, storage, refining, distribution or marketing of natural gas, natural gas liquids (“NGLs”) (including propane), crude oil, refined petroleum products, coal or other energy sources;
(iii) exchange-traded notes (“ETNs”) whose returns are linked to the returns of MLPs or MLP indices;
(iv) securities of exchange-traded, open-end or closed-end funds that invest primarily in MLPs or their affiliates; and
(v) instruments that provide economic exposure to each type of investment listed in items (i) through (iv) above, including derivative instruments such as, among others, forward contracts, futures and options thereon, options and swaps.
MLPs are considered to be “energy related” if they own or otherwise engage in activities related to energy infrastructure in the U.S., such as assets related to exploration, development, mining, production, processing, refining, storage, gathering, distribution, marketing, and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.
The Fund may invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its net assets directly in MLPs that are “qualified publicly traded partnerships” (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes and are defined more specifically in the provisions applicable to regulated investment companies (“RICs”).
The Fund may also invest up to 50% of its net assets in foreign securities, including those issued by companies in emerging markets.
The Fund may invest up to 20% of its net assets in investments that are not MLPs and Related Companies.

Debt securities issued by MLPs and Related Companies may include those rated below investment grade (below Baa3 or BBB-) by Moody’s, S&P, Fitch or an equivalent rating by one nationally recognized statistical rating organization (“NRSRO”) or that are unrated but judged to be below investment grade by the Advisor at the time of purchase. Such securities are commonly known as “high yield bonds” or “junk bonds.” The Fund may invest in debt securities without regard to their maturity or credit rating.
The Fund may, but is not required to, use derivative instruments to seek to generate return, facilitate portfolio management and mitigate risks.
Principal Risks
Before investing, be sure to read the additional descriptions of these risks in the full statutory prospectus.
Investment Risk
An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.
Current Market Volatility Risk
The Fund’s strategy of focusing its investments in MLPs and Related Companies means that the performance of the Fund will be closely tied to the performance of the energy infrastructure industry. Recent market volatility in the energy markets may significantly affect the performance of the energy infrastructure industry, as well as the performance of the MLPs and Related companies in which the Fund invests. In addition, volatility in the energy markets may affect the ability of MLPs and Related Companies to finance capital expenditures and new acquisitions and to maintain or increase distributions to investors due to a lack of access to capital.
Market Risk
Your investment in Fund shares represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange or in the over-the-counter (“OTC”) markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Fund shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.
Energy Sector Risks
The Fund will be subject to more risks related to the energy sector than if the Fund were more broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following:
•	Fluctuations in commodity prices may impact the volume of commodities transported, processed, stored or distributed.
•	Reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing may affect the profitability of MLPs and Related Companies.
•	Slowdowns in new construction and acquisitions can limit growth potential.
•	A sustained reduced demand for crude oil, natural gas and refined petroleum products that could adversely affect revenues and cash flows.
•	Depletion of the natural gas reserves or other commodities if not replaced, which could impact the ability of MLPs and Related Companies to make distributions.
•	Changes in the regulatory environment could adversely affect the profitability of MLPs and Related Companies.
•	Extreme weather or other natural disasters could impact the value of MLPs and Related Companies.
•	Rising interest rates which could result in a higher cost of capital and divert investors into other investment opportunities.
•	Threats of attack by terrorists on energy assets could impact the market for MLPs and Related Companies.
•	Weakening energy market fundamentals may increase counterparty risk and impact MLP profitability. Specifically, energy companies suffering financial distress may be able to abrogate contracts with MLPs, decreasing or eliminating sources of revenue.

MLP and Related Company Securities Risks
•	Limited Partner Risk. An investment in MLPs involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of equity securities issued by MLPs have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of such equity securities have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in certain MLP units (described further under “Tax Risks” below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
•	Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
•	General Equity Securities Risk. Equity securities issued by MLPs also are subject to the risks associated with all equity investments, including the risk that the value of such securities will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, equity securities of MLPs and MLP affiliates held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.
•	MLP Subordinated Units. MLP subordinated units are MLP units that are subordinate in the capital structure to common units. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are typically entitled to receive minimum quarterly distributions (“MQDs”) after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner or managing member. MLP subordinated units do not typically provide arrearage rights. MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.
•	Debt Securities. Debt securities issued by MLPs are subject to the risks associated with all debt investments, including interest rate risk, credit risk and lower rated securities risk. Interest rate risk is the risk that bond prices will decline because of rising interest rates. Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower rated securities generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
•	MLP Affiliates and MLP I-Shares. Affiliates of MLPs, such as general partners or managing members of MLPs, may issue equity securities in which the Fund may invest. Many issuers of such equity securities are treated as C corporations for U.S. federal income tax purposes and therefore will have different tax characteristics than securities of QPTPs. MLP I-Shares are securities issued by MLP affiliates that use the proceeds from the sale of MLP I-Shares to purchase limited partnership interests in the MLP in the form of MLP i-units. Securities of MLP affiliates and MLP I-Shares represent an indirect investment in the equity securities of MLPs. Prices and volatilities of the securities of MLP affiliates and MLP I-Shares tend to correlate to the price of MLP common units. Holders of the securities of MLP affiliates and MLP I-Shares are therefore subject to the same risks as holders of equity securities of MLPs.
•	MLP Funds. An investment in the shares of another fund is subject to the risks associated with that fund’s portfolio securities. To the extent the Fund invests in shares of another fund, Fund shareholders would indirectly pay a portion of that fund’s expenses, including advisory fees, brokerage and other distribution expenses. These fees and expenses are in addition to the direct expenses of the Fund’s own operations.
•	ETNs. An ETN is typically an unsecured, unsubordinated debt security issued by a sponsoring institution, which may include a government entity, financial institution or corporation. ETNs are subject to the credit risk of the sponsoring institution as well as market risk. ETNs that track the performance of MLPs or MLP indices are also subject to the risks applicable to investments in MLPs.

Interest Rate Risk to MLPs and Related Companies
Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs and other entities operating in the energy sector as the yields on alternative investments increase. These risks may be greater in the current market environment because certain interest rates are at historically low levels.
Tax Risks
The Fund intends to qualify each year as a RIC for U.S. federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For any year in which the Fund so qualifies, it will not be subject to U.S. federal income tax on income or gain that it timely distributes to shareholders as dividends. In order to qualify as a RIC, the Fund must meet certain asset diversification requirements, including that, at the close of each quarter of its taxable year, no more than 25% of its total assets will be invested in QPTPs. The Fund expects that the MLPs in which the Fund invests will generally be QPTPs. The treatment of certain of the Fund’s investments for purposes of this test may be unclear, and it is possible that the Internal Revenue Service (“IRS”) or a court could recharacterize one or more such investments in a manner bearing adversely on the Fund’s ability to meet this 25% requirement.
Common Stock Risk
The Fund may invest in the common stocks of issuers that are non-MLPs. Common stocks are subject to special risks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund will invest are typically subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets, and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Securities Risk
Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Credit and Below Investment Grade Securities Risk
Credit risk is the risk that a security in the Fund’s portfolio will decline in price or the issuer will fail to make dividend, interest or principal payments when due because the issuer of the security experiences a decline in its financial status. Lower-rated securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Convertible Securities Risk
Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.
Royalty and Income Trust Risk
Royalty and income trusts generally make single-sector or even single-enterprise investments, and their investments are therefore sensitive to business cycles, particularly real estate or commodities trusts. Certain trusts may be considered partnerships and their interests may not provide the same limited liability protection as common stocks. Distributions from these trusts may include return of capital invested and, since valuation of a trust’s unit is often driven by a multiple of the entire distribution, units of a trust distributing returns of capital may be priced above their economic value. Royalty trusts and income trusts do not guarantee minimum distributions or even return of capital, and if a trust’s investments lose money, the trust can reduce or even eliminate distributions, which will typically be accompanied by a loss in the market value of trust units. To the extent these trusts pay out more than their net income (returns of capital), the trusts’ capital will decline over time. To the extent that the value of royalty trusts or income trusts is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the trusts’ market value. Royalty trusts and income trusts frequently are found in Canada, and an investment in a Canadian trust will be subject to certain additional risks of investing in foreign securities.
Liquidity Risk
Although the equity securities, including those of the MLPs, in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Advisor believes it is desirable to do so.
Small Capitalization Risk
The Fund expects to invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs and other issuers with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.
Foreign (Non-U.S.) Securities Risk
Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Emerging Markets Risk
Emerging market countries generally have less developed markets and economies and, in some countries, less mature governments and governmental institutions. A small number of companies representing a limited number of industries may account for a significant percentage of an emerging market country’s overall market and trading volume. Emerging market countries may have political and social uncertainties, and their economies may be over-dependent on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices. Emerging market countries may have overburdened infrastructure and obsolete or unseasoned financial systems, environmental problems, less developed legal systems and less reliable custodial services and settlement practices.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from net asset value (“NAV”), risk of anti-takeover provisions and non-diversification.
Derivatives Risk
The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Management Risk
As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Advisor’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.
Other Investment Companies Risk
To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of investment companies, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include market risk, leverage risk, risk of market price discount from net asset value (“NAV”), risk of anti-takeover provisions and non-diversification.
Non-Diversification Risk
As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.
Your investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Fund Performance
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance from year to year for the Class A shares. The table shows how the Fund’s average annual returns compare with the performance of a selected broad-based market index, the S&P 500 Index, over various time periods. In addition to the broad-based market index, the table shows performance of the Alerian Energy Infrastructure Index, a composite of 30 core North American energy infrastructure companies that engage in the transportation, storage, and processing of energy commodities, and the Alerian MLP Index, a composite of the 50 most prominent energy MLPs calculated using a float-adjusted, capitalization-weighted methodology. The Advisor believes that these indexes, as compared to the broad-based market index, are comprised of securities that are more representative of the Fund's investment strategy. Past performance (both before and after taxes) is not, however, an indication as to how the Fund may perform in the future. Updated performance information, including the Fund’s NAV per share, is available at www.cohenandsteers.com or by calling (800) 330-7348.
The bar chart does not reflect the deduction of sales charges imposed on Class A shares; if these amounts were reflected, returns would be less than those shown.
Class A Shares
Annual Total Returns(1)
Highest quarterly return during this period: 16.75%
(quarter ended June 30, 2014)
Lowest quarterly return during this period: -26.42%
(quarter ended September 30, 2015)
(1) The annual total returns for the Class C, I, R and Z shares of the Fund are substantially similar to the annual total returns of the Class A shares, because the assets of all classes are invested in the same portfolio of securities. The annual total returns differ only to the extent that the classes do not have the same expenses.
Average Annual Total Returns
(for the periods ended December 31, 2015)
	1 Year	Since Inception (December 20, 2013)
Class A Shares
Return Before Taxes	(41.68)%	(17.45)%
Return After Taxes on Distributions	(41.82)%	(17.83)%
Return After Taxes on Distributions and Sale of Fund Shares	(23.44)%	(12.93)%
Class C Shares
Return Before Taxes	(39.98)%	(16.11)%
Class I Shares
Return Before Taxes	(38.71)%	(15.24)%
Class R Shares
Return Before Taxes	(38.97)%	(37.13)% (1)
Class Z Shares
Return Before Taxes	(38.71)%	(15.28)%
Alerian Energy Infrastructure Index(2)	(37.14)%	(13.85)%
Alerian MLP Index(3)	(32.59)%	(14.05)%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(4)	1.38%	8.15%
(1)	The inception date for Class R shares is October 1, 2014.
(2)	The Alerian Energy Infrastructure Index is a composite of 30 core North American energy infrastructure companies that engage in the transportation, storage, and processing of energy commodities.
(3)	The Alerian MLP Index is a composite of the 50 most prominent energy MLPs calculated using a float-adjusted, capitalization-weighted methodology.
(4)	The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of U.S. stock market performance.

After-tax returns are shown for Class A shares only. After-tax returns for Class C, I, R and Z shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Investment Management
Advisor
Cohen & Steers Capital Management, Inc. (the “Advisor”)
Subadvisors
Cohen & Steers Asia Limited (“CNS Asia”)
Cohen & Steers UK Limited (“CNS UK”)
Portfolio Managers
The Fund's portfolio managers are:
Robert Becker—Senior Vice President of the Advisor. Mr. Becker has been a portfolio manager of the Fund since inception.
Ben Morton—Senior Vice President of the Advisor. Mr. Morton has been a portfolio manager of the Fund since inception.
Tyler Rosenlicht—Vice President of the Advisor. Mr. Rosenlicht has been a portfolio manager of the Fund since 2015.
Purchase and Sale of Fund Shares
	Class A and C Shares	Class I Shares	Class R and Z Shares
Minimum Initial Investment	• No minimum	• $100,000 (aggregate for registered advisors)	• No minimum
Minimum Subsequent Investment	• No minimum • $100 for Automatic Investment Plans	• No minimum • $500 for Automatic Investment Plans	• No minimum • $50 for Automatic Investment Plans
You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange (“NYSE”) is open for business, by written request, wire transfer (call (800) 437-9912 for instructions) or telephone. You may purchase, redeem or exchange shares of the Fund either through a financial intermediary or directly through Cohen & Steers Securities, LLC, the Fund’s distributor (the “Distributor”). For accounts opened directly through the Distributor, a completed and signed Subscription Agreement is required for the initial account opened with the Fund.
Please mail the signed Subscription Agreement to:
Boston Financial Data Services
Cohen & Steers Funds
P.O. Box 8123
Boston, MA 02266-8123
Phone: (800) 437-9912
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its Advisor or Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s Web site for more information.
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